UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2013

CNL Lifestyle Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-51288	20-0183627
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

450 South Orange Avenue, Orlando, Florida 32801

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 407-650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 27, 2013, CNL Lifestyle Properties, Inc. (the “Company”) convened its 2013 Annual Meeting of Stockholders (the “Annual Meeting”) at the Company’s principal offices in Orlando, Florida. Following the approval of certain proposals by the stockholders, the Annual Meeting was adjourned to July 26, 2013 to allow stockholders additional time to vote on certain additional proposals relating to amendments to the Company’s articles of incorporation. On July 26, 2013, the Company reconvened its Annual Meeting pursuant to which stockholders approved five additional proposals relating to the amendment and restatement of the Company’s articles of incorporation (the “Charter”) consisting of certain amendments as more fully described below. Also on July 26, 2013, the board of directors of the Company (the “Board”) approved an amendment to the bylaws of the Company (the “Bylaws”) as more fully described below.

Filed herewith as Exhibits 3.1 and 3.2, respectively, is the Charter, as filed with the State Department of Assessments and Taxation of the State of Maryland on July 30, 2013, and the Amended and Restated Bylaws of the Company.

The following is a summary of the material changes reflected in the amended and restated Charter and the amendment to the Bylaws:

The following is a summary of the amendments to the Charter and the Bylaws approved by the Company’s stockholders at the reconvened Annual Meeting held on July 26, 2013:

Approval of amendment to the Charter regarding dissolution

Sections 3.2(xxiii), 5.1 and 11.1 of the Charter have been amended to require that by December 31, 2015, the Company will be required to undertake to provide stockholders with liquidity of their investment, either in whole or in part, including, without limitation, through (i) listing, (ii) the commencement of an orderly sale of the Company’s assets, outside of the ordinary course of business and consistent with the Company’s objectives of qualifying as a REIT, and the distribution of the net sales proceeds thereof to the stockholders, or (iii) the merger of the Company with or into another entity in a transaction which provides the stockholders with cash or securities of a publicly traded company.

Approval of amendment to the Charter regarding stockholder vote required for election of directors

Section 8.1 of the Charter has been amended so the stockholder vote necessary for the election of directors is a majority of the votes actually cast at the annual meeting and as a result, abstentions, broker non-votes and withheld votes would have no effect on the election of directors.

Approval of amendments to the Charter removing certain NASAA-mandated limitations

Provisions Regarding Our Advisor and its Affiliates

In order to streamline the approval process for affiliated transactions, the Charter has been amended to provide for the expiration upon listing of the Company’s stock on a national securities exchange of these specific, related-party approval provisions and instead includes the requirements of the Maryland General Corporation Laws (“MGCL”) with respect to such transactions. In addition, the Charter has been amended to provide for the expiration upon listing of the Company’s stock on a national securities exchange of the requirement that a majority of the independent directors approve certain matters to which certain sections of the Statement of Policy Regarding Real Estate Investment Trusts of the North American Securities Administrators Association (the “NASAA Guidelines”) apply.

Provisions Regarding Investor Suitability

Section 8.8 of Article 8 of the Charter has been amended to provide for the expiration upon listing of the requirement that stockholders meet certain criteria regarding suitability and minimum investment.

Provisions Regarding Access to Stockholder List and Inspection of Records

The Charter has been amended to add language to Section 8.5 which clarifies that stockholders are permitted to inspect only such records to which they are entitled under applicable law. Section 8.6 of Article 8 of the Charter has been amended to provide for the expiration upon listing of the NASAA Guidelines requirement that the Company provide a copy of its stockholder list to any stockholder upon request.

Provisions Regarding Directors

Number of Directors. Section 2.1 of Article 2 of the Charter has been amended to delete the provision capping the number of directors at 15 and provides for the expiration upon listing of the requirement that a majority of the Board consist of independent directors (as defined by the NASAA Guidelines).

Independence of Directors. The definition of “Independent Director” in Section 1.5 of the Charter has been amended to provide that, after listing, such term will have the meaning given to it in Section 303A.02 of the New York Stock Exchange Listed Company Manual and provides for the expiration upon listing of the requirement that all committees (even ad hoc committees) be comprised of a majority of independent directors.

Experience of Directors. Section 2.2 of Article 2 of the Charter has been amended to provide for the expiration upon listing of the requirement that any director have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the Company’s assets and that at least one independent director have at least three years of relevant real estate experience.

Approval by Independent Directors. Section 2.5 of Article 2 of the Charter has been amended to provide for the expiration upon listing of the requirement that certain specified matters be approved by the Company’s independent directors.

Provisions Regarding Stockholders

Stockholder Meetings. Section 8.1 of Article 8 of the Charter has been amended to provide for the expiration upon listing of the NASAA Guidelines requirements that (a) an annual meeting of stockholders be held no less than 30 days after delivery of the Company’s annual report, and (b) a special meeting of stockholders be called upon the request of the holders of at least 10% of the outstanding shares entitled to vote.

Voting Limitations. Section 8.3 of Article 8 of the Charter has been amended to provide for the expiration upon listing of the NASAA Guidelines restrictions on voting of the Company’s common stock by directors, the Company’s advisor and their affiliates with respect to the removal of any of them or a transaction between the Company and any of them.

Provisions Regarding Capital Stock and Distributions

Preferred Stock. Section 7.3 of Article 7 of the Charter has been amended to delete the NASAA Guidelines requirement that the voting rights for each share of preferred stock may not exceed the voting rights which bear the same relationship to the voting rights of the common stock as the consideration paid to the Company for each share of preferred stock bears to the book value of the common stock.

Distributions in Kind. Section 7.2(iv) of Article 7 of the Charter has been amended to provide for the expiration upon listing of the NASAA Guidelines restriction on distributions in kind, and adds a provision specifically permitting dividends to be paid in shares of one class to the holders of shares of another class.

Provisions Regarding Roll-ups

Section 10.3 of Article 10 of the Charter has been amended to delete the NASAA Guidelines restrictions on roll-up transactions.

Provisions Regarding Indemnification of Officers and Directors

Article 9 of the Charter has been amended to provide the Company’s directors and officers the maximum exculpation, indemnification and advance of expenses permitted under Maryland law, and removes the requirement in Section 3.2(xvi) of Article 3 of the Charter that any director and officer insurance purchased by the Company be consistent with the restrictions on indemnification imposed by the NASAA Guidelines. In addition, the Charter has been amended to provide more expanded indemnification of our directors and officers and permit indemnification of our advisor and its affiliates in circumstances where indemnification was limited.

Miscellaneous Provisions

Investment Objectives, and Investment and Borrowing Limitations. Sections 5.2, 5.3 and 5.4 of Article 5, and Section 3.2(iv) of Article 3 of the Charter have been amended to provide for the expiration upon listing of the NASAA Guidelines restriction relating to requiring an annual review of the Company’s investment policies, limiting the Company’s investment objectives, restricting the Company from making certain investments and limiting the Company’s leverage to 300% of net assets.

Approval of amendment to the Charter regarding the Maryland Business Combination Act

The Charter has been amended to delete Section 2.7 of Article 2 opting out of the Maryland Business Combination Act. The Board intends to adopt a resolution exempting business combinations between the Company and any person from the Maryland Business Combination Act, which resolution may be altered or repealed at any time by the Board.

Approval of amendment to the Charter regarding the Maryland Control Share Acquisition Act

The Charter has been amended to delete Section 2.8 of Article 2 opting out of the Maryland Control Share Acquisition Act. The Board intends to amend the Bylaws to exempt any acquisition of the Company’s stock from the Maryland Control Share Acquisition Act, which exemption may not be altered or repealed prior to the listing of the Company’s stock on a national securities exchange without the approval of stockholders, but may be altered or repealed after listing by the Board without any action by the stockholders.

Approval of amendment to the Charter regarding extraordinary actions

Section 8.4 of the Charter has been amended to provide that, except as otherwise provided in the Charter, all extraordinary actions (e.g., amendments to the Charter, mergers, consolidations, transfers of all or substantially all of the Company’s assets, statutory share exchanges, dissolution) require the affirmative vote of stockholders entitled to cast only a majority of the votes entitled to be cast on the matter.

Approval of amendments to the Charter regarding conforming changes and other ministerial modifications

The amended and restated Charter reflects a number of changes and other modifications of a ministerial nature that are necessary in view of the amendments to the Charter approved by the stockholders. These changes and modifications include, among other things, deletion and revision of definitions, references and cross-references and other provisions which are no longer applicable to us or which need to be updated, and the necessary renumbering and lettering of remaining provisions.

Approval of amendments to the Bylaws regarding the election of directors

For consistency with the Charter, Section 7 of Article II of the Bylaws has been amended to provide that a majority of all the votes cast at a meeting of stockholders shall mean, with respect to the election of directors, that a nominee for director receives the affirmative vote of a majority of the total votes cast for and against or affirmatively withheld as to such nominee.

Approval of amendments to the Bylaws regarding stockholder action by written consent

The Bylaws have been amended to delete Section 14 of Article II which prohibited stockholders from acting by written consent in lieu of a meeting, which former provision conflicted with Maryland law permitting stockholders to act by unanimous written consent.

Approval of amendments to the Bylaws regarding vacancies on the Board

For consistency with the Charter, Section 10 of Article III of the Bylaws has been amended to provide that Board vacancies resulting from an increase in the number of directors will be filled by a majority of the remaining directors, whether or not sufficient to constitute a quorum.

Approval of amendments to the Bylaws conferring authority on the Board to amend the Bylaws

The Bylaws have been amended to include a provision in Section 1 of Article XIII of the Bylaws giving the Board the exclusive power to adopt, alter or repeal the Bylaws and to make new Bylaws, after the Company’s stock is listed.

Approval of amendments to the Bylaws conforming changes and other ministerial modifications

The Amended and Restated Bylaws reflect a number of changes and other modifications of a ministerial nature necessary in view of the foregoing changes, and include, among other things, deletion and revision of definitions, references and cross-references and other provisions which are no longer applicable to us or which need to be updated, and necessary renumbering and lettering of remaining provisions.

The above summary description is qualified in its entirety by the complete text of the Charter and the Bylaws, which are attached as Exhibits 3.1 and 3.2 hereto.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 27, 2013, the Company held its Annual Meeting in Orlando, Florida for the purpose of electing five (5) directors for terms expiring at the 2014 annual meeting of stockholders, approving twelve (12) proposals relating to the amendment and restatement of the Company’s Charter, approving a proposal relating to the amendment of the Company’s Bylaws and ratifying the Board’s appointment of PricewaterhouseCoopers LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2013.

At the Annual Meeting held on June 27, 2013, a total of 242,573,062 shares (approximately 76%) of our common stock outstanding and entitled to vote were represented either in person or by proxy.

The following proposals were approved by the affirmative vote of a majority of the outstanding shares entitled to vote at the Annual Meeting:

I:	The election of five directors, each for a term expiring at the 2014 Annual Meeting of Stockholders and until his successor is duly elected and qualified:

Director Nominee	For	Withheld	Broker Non-Votes
James M. Seneff, Jr.	192,758,596	10,173,746	39,640,720
Thomas K. Sittema	192,809,355	10,122,987	39,640,720
Bruce Douglas	192,623,901	10,308,441	39,640,720
Adam Ford	193,090,369	9,841,973	39,640,720
Robert J. Woody	192,863,423	10,068,919	39,640,720

II:	Proposal to amend the Charter regarding dissolution:

For	Against	Abstained	Broker Non-Votes
198,741,581	9,883,278	14,307,483	39,640,720

III:	Proposal to amend the Charter regarding stockholder vote required for election of directors:

For	Against	Abstained	Broker Non-Votes
181,521,135	9,511,665	11,899,542	39,640,720

IV:	Proposal to amend the Charter regarding the removal of certain NASAA REIT-Mandated Limitations:

For	Against	Abstained	Broker Non-Votes
178,646,850	10,413,049	13,872,442	39,640,720

V:	Proposal to amend the Charter regarding the Maryland Business Combination Act:

For	Against	Abstained	Broker Non-Votes
179,739,701	8,329,897	14,862,744	39,640,720

VI:	Proposal to amend the Charter regarding the Maryland Control Share Acquisition Act:

For	Against	Abstained	Broker Non-Votes
179,682,760	8,572,648	14,676,934	39,640,720

X:	Proposal to amend the Charter regarding extraordinary actions:

For	Against	Abstained	Broker Non-Votes
177,877,526	10,896,689	14,158,127	39,640,720

XIII:	Proposal to amend the Charter regarding conforming changes and other ministerial modifications:

For	Against	Abstained	Broker Non-Votes
180,108,698	9,093,597	13,730,047	39,640,720

XIV:	Proposal to amend the Bylaws regarding conferring authority on the Board to amend Bylaws:

For	Against	Abstained	Broker Non-Votes
175,943,592	13,974,287	13,014,463	39,640,720

XV:	The ratification of PricewaterhouseCoopers LLP as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2013:

For	Against	Abstained
227,937,611	4,718,515	9,916,936

At the reconvened Annual Meeting held on July 26, 2013, a total of 255,620,471 shares (approximately 80.4%) of our common stock outstanding and entitled to vote were represented either in person or by proxy.

Following the election of the directors and approval of the above proposals, the stockholders adjourned the Annual Meeting to July 26, 2013, to allow stockholders additional time to vote on the remaining proposals.

At the reconvened Annual Meeting held on July 26, 2013, the following proposals which require the affirmative vote of two-thirds of the outstanding shares entitled to vote at the Annual Meeting were not approved:

VII:	Proposal to amend the Charter regarding number of directors:

For	Against	Abstained	Broker Non-Votes
195,855,635	11,198,364	14,230,820	34,335,653

VIII:	Proposal to amend the Charter regarding termination of REIT status:

For	Against	Abstained	Broker Non-Votes
193,145,675	12,308,539	15,830,604	34,335,653

IX:	Proposal to amend the Charter regarding amendment of the Bylaws:

For	Against	Abstained	Broker Non-Votes
194,518,190	12,129,789	14,636,839	34,335,653

XI:	Proposal to amend the Charter regarding vote required for amendments of the Charter:

For	Against	Abstained	Broker Non-Votes
195,673,296	11,324,238	14,287,284	34,335,653

XII:	Proposal to amend the Charter regarding mergers, reorganizations, etc.:

For	Against	Abstained	Broker Non-Votes
196,422,560	9,916,596	14,945,662	34,335,653

No other business was transacted at the reconvened Annual Meeting held on July 26, 2013.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Second Articles of Amendment and Restatement of CNL Lifestyle Properties, Inc. effective July 31, 2013.

3.2	Amended and Restated Bylaws of CNL Lifestyle Properties, Inc. dated July 26, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2013		CNL LIFESTYLE PROPERTIES, INC. a Maryland Corporation

	By:	/s/ Joseph T. Johnson
Joseph T. Johnson Chief Financial Officer, Senior Vice President and Treasurer